Chase Mid-Cap Growth Fund

Class N	CHAMX
Institutional Class	CHIMX

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Supplement dated October 9, 2019 to
Summary Prospectus dated January 28, 2019

Upcoming Reorganization of the Chase Mid-Cap Growth Fund

The Board of Trustees of Advisors Series Trust (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Chase Mid-Cap Growth Fund (the “Acquired Fund”) will reorganize and merge into the Chase Growth Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”), subject to shareholder approval. The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

Chase Investment Counsel Corporation (“Chase” or the “Adviser”) is the investment adviser to both the Acquired Fund and the Acquiring Fund. The Adviser launched and began managing the Acquiring Fund in December 1997 and later became the manager of the Acquired Fund in September 2002. The Acquired Fund and Acquiring Fund have very similar strategies; however, despite fairly strong performance, the Acquired Fund has struggled to grow assets. As of August 23, 2019, the Acquired Fund had only approximately $21.0 million in assets. At the current asset size, the Acquired Fund is unable to support its own expenses without significant input from the Adviser.

Chase believes that combining the Acquired Fund and the Acquiring Fund will benefit shareholders of the Acquired Fund who wish to maintain investments in a similar strategy, and the increase in assets will allow for more diversification. In addition, combining the portfolios will reduce the likelihood that Chase will find it necessary to liquidate the Acquired Fund because it can no longer subsidize the expenses of the Acquired Fund.

The Acquired Fund and the Acquiring Fund have similar investment objectives and investment risks, although the Acquiring Fund will change its investment strategy on or about January 27, 2020 (see below). After the Reorganization, the Acquiring Fund is expected to continue to operate below its expense cap, which is currently lower than that of the Acquired Fund. Chase is expected to continue to serve as the investment adviser to the Acquiring Fund immediately following the Reorganization. Similarly, the current Board of

Trustees and all other service providers to the Acquired Fund are expected to remain in place immediately following the Reorganization.

In December, shareholders of the Acquired Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect on or about January 27, 2020. The Reorganization must be approved by a vote of a majority of the outstanding shares of the Acquired Fund. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

Pending the shareholder vote on the proposed Reorganization, both the Acquired and Acquiring Funds will suspend the imposition of their respective 2.00% redemption fees.

Change of Strategy for the Chase Growth Fund

Effective simultaneously with the Reorganization (i.e., on or about January 27, 2020), the Board of Trustees of the Trust has approved a change in investment strategy for the Acquiring Fund. Up until now, the Acquiring Fund has invested primarily in common stocks of domestic companies with large market capitalizations (generally considered to be companies with capitalizations of $5 billion and more). After the Reorganization, the Acquiring Fund’s strategy will be to primarily invest in common stocks of domestic companies of any size market capitalization.

Please retain this Supplement with the Summary Prospectus.